UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 23, 2007

PRINTRONIX, INC.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9321 (Commission File Number)	95-2903992 (IRS Employer Identification Number)

14600 Myford Road, P.O. Box 19559, Irvine, California (Address of principal executive offices)		92623 (Zip Code)

Registrant's telephone number, including area code: (714) 368-2300

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 8.01. Other Events.

On August 23, 2007, Printronix, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.10 per share to be paid on September 19, 2007, to shareholders of record as of September 5, 2007.  A copy of the Company’s press release announcing this dividend declaration is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1    Press release of Printronix, Inc. dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2007	PRINTRONIX, INC.

	By:	/s/ George L. Harwood George L. Harwood
Senior Vice President, Finance and Information Systems (IS), Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Printronix, Inc. dated August 23, 2007